AMENDMENT TO SERVICE AGREEMENT

This Amendment to Service Agreement (the “Amendment”), dated and effective August 12, 2026, is by and between State Street Bank and Trust Company, a Massachusetts trust company (“State Street”), and each management investment company identified on Schedule A (each, a “Trust”).

WHEREAS, State Street and each Trust entered into a Service Agreement dated and effective as of May 31, 2018 (as amended, supplemented, restated or otherwise modified from time to time, the “Agreement”); and

WHEREAS, State Street and the undersigned Trust desire to amend the Agreement as more particularly set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement, pursuant to the terms thereof, as follows:

1.	Amendment.

(a)	UBS Series Funds has established a new series of shares to be known as UBS LIQUID RESERVES FUND (the “New Fund”).

(b)

In accordance with Section 1 of the Agreement, the undersigned Trust hereby requests that State Street act as service provider for the New Fund under the terms of the Agreement. In connection with such request, the undersigned New Fund hereby confirms to State Street, as of the date hereof, its representations and warranties set forth in Section 4 of the Agreement.

Schedule A is hereby amended in its entirety and replaced with the new Schedule A attached hereto.

(c)	Annex I to Schedule B6 is hereby amended in its entirety and replaced with the new Annex I attached hereto.

2.	Miscellaneous.

(a) Except as expressly amended hereby, all provisions of the Agreement shall remain in full force and effect.

(b) Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Agreement.

(c) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

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Information Classification: Limited Access

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers designated below as of the date first written above.

UBS SERIES FUNDS on behalf of:
UBS LIQUID RESERVES FUND

By:	/s/ Keith A. Weller
Name:	Keith A. Weller
Title:	Vice President and Secretary, Duly Authorized

By:	/s/ Eric Sanders
Name:	Eric Sanders
Title:	Vice President and Assistant Secretary, Duly Authorized

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Suzanne M. Hinckley
Name:	Suzanne M. Hinckley
Title:	Senior Vice President

Amendment to Service Agreement

Information Classification: Limited Access

AMENDMENT TO SERVICE AGREEMENT

SCHEDULE A

Listing of Fund(s)

PACE®Select Advisors Trust

PACE Alternative Strategies Investments

PACE Global Real Estate Securities Investments

UBS Government Money Market Investments Fund (f/k/a PACE Government Money Market Investments)

PACE High Yield Investments

PACE Intermediate Fixed Income Investments

PACE International Emerging Markets Equity Investments

PACE International Equity Investments

PACE Global Fixed Income Investments (f/k/a PACE International Fixed Income Investments)

PACE Large Co Growth Equity Investments

PACE Large Co Value Equity Investments

PACE Mortgage-Backed Securities Fixed Income Investments

PACE Municipal Fixed Income Investments

PACE Small/Medium Co Growth Equity Investments

PACE Small/Medium Co Value Equity Investments

PACE Strategic Fixed Income Investments

Master Trust (f/k/a Money Market Funds)

Government Master Fund

Prime CNAV Master Fund

Treasury Master Fund

100% US Treasury Master Fund

UBS Series Funds

UBS Liquid Assets Government Fund

UBS Liquid Reserves Fund

UBS Prime Preferred Fund

UBS Prime Reserves Fund

UBS RMA Government Money Market Fund

UBS Select Government Institutional Fund

UBS Select Government Preferred Fund

UBS Select Treasury Institutional Fund

UBS Select Treasury Preferred Fund

Limited Purpose Cash Investment Fund

UBS Ultra Short Income Fund

Cantor Fitzgerald Government Money Market Fund

UBS Select 100% US Treasury Preferred Fund

UBS Select 100% US Treasury Institutional Fund

UBS Investment Trust (f/k/a Quantitative Allocation Fund)

UBS U.S. Allocation Fund

Information Classification: Limited Access

The UBS Funds

UBS Global Allocation Fund

UBS US Dividend Ruler Fund

UBS US Quality Growth At Reasonable Price Fund

UBS International Sustainable Equity Fund

UBS Multi Income Bond Fund

UBS Emerging Market Equity Opportunity Fund

UBS Sustainable Development Bank Bond Fund

SMA Relationship Trust

SMA Relationship Trust Series M

Information Classification: Limited Access

AMENDMENT TO SERVICE AGREEMENT

ANNEX I TO SCHEDULE B6

Form N-PORT Services and Quarterly Portfolio of Investments Services	Service Type:

PACE®SELECT ADVISORS TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
PACE Alternative Strategies Investments	Standard
PACE Global Real Estate Securities Investments
UBS Government Money Market Investments Fund
PACE High Yield Investments
PACE Intermediate Fixed Income Investments
PACE International Emerging Markets Equity Investments
PACE International Equity Investments
PACE Global Fixed Income Investments
PACE Large Co Growth Equity Investments
PACE Large Co Value Equity Investments
PACE Mortgage-Backed Securities Fixed Income Investments
PACE Municipal Fixed Income Investments
PACE Small/Medium Co Growth Equity Investments

Information Classification: Limited Access

PACE Small/Medium Co Value Equity Investments
PACE Strategic Fixed Income Investments
UBS SERIES FUNDS	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
UBS Ultra Short Income Fund	Standard
UBS INVESTMENT TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
UBS U.S. Allocation Fund	Standard
THE UBS FUNDS	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
UBS Global Allocation Fund	Standard
UBS US Dividend Ruler Fund

UBS US Quality Growth At Reasonable Price Fund
UBS International Sustainable Equity Fund

UBS Sustainable Development Bank Bond Fund

Information Classification: Limited Access

UBS Multi Income Bond Fund
UBS Emerging Market Equity Opportunity Fund
SMA RELATIONSHIP TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
SMA Relationship Trust Series M	Standard

Form N-CEN Services
PACE®SELECT ADVISORS TRUST UBS SERIES FUNDS UBS INVESTMENT TRUST THE UBS FUNDS SMA RELATIONSHIP TRUST

Information Classification: Limited Access

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

EACH OF THE ABOVE NAMED TRUSTS,
SEVERALLY AND NOT JOINTLY

By:	/s/ Keith A. Weller
Name:	Keith A. Weller
Title:	Vice President and Secretary, Duly Authorized

By:	/s/ Eric Sanders
Name:	Eric Sanders
Title:	Vice President and Assistant Secretary, Duly Authorized

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Suzanne M. Hinckley
Name:	Suzanne M. Hinckley
Title:	Senior Vice President

Information Classification: Limited Access